Summary Prospectus March 1, 2011

TD Asset Management USA Funds Inc.

TDAM Global Sustainability Fund

Institutional Class (TDGFX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.tdassetmanagementusa.com/tdamusa/jsp/InstitutionalInvestors/p_FundDocuments.jsp You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated March 1, 2011, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Fund’s shares or determined whether this summary prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

SUMMARY

Investment Objective

The TDAM Global Sustainability Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees
(fees paid directly from your investment)	None
Maximum Sales Charge (Load) Imposed on Purchases	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	1.61%
Total Annual Operating Expenses	2.21%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$224	$691	$1,185	$2,544

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies around the globe that are viewed as contributing to the world’s future sustainability. TDAM USA Inc., the Fund’s investment manager (the “Investment Manager” or “TDAM”) selects investments for the Fund from (i) companies that are viewed as leaders with respect to environmental stewardship, corporate governance and/or protecting the rights of shareholders, employees and the communities in which they operate, each as determined in accordance with criteria established by TDAM; and/or (ii) companies specializing in clean energy technology, clean water and resource efficiency. The criteria used by TDAM to identify companies for investment may include the company’s track record with respect to sustainable practices, environmental reporting, resource efficiency, emissions reduction, human rights, employment standards, community relations, shareholder rights, board independence, industry-specific criteria and other factors.

The Investment Manager applies fundamental analysis to pinpoint at least 50 companies with the most compelling financial and sustainability characteristics.

While the Fund generally focuses on investments in large-capitalization companies, the Fund may invest to a lesser extent in small- and mid-capitalization companies. A company is determined to be a large-capitalization company, mid-capitalization company or small-capitalization company based on its market capitalization. It is anticipated that the average market capitalization of companies in which the Fund invests will approximate $30 billion or more.

In addition, while the Fund generally invests in companies located in developed market countries it may invest up to 20% of its asset in companies located in emerging market countries.

The Fund invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of companies, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) of foreign issuers.

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Principal Risks

As with any mutual fund, you could lose money on your investment in the Fund, or the Fund could underperform other investments. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may be subject to the following principal risks.

Stock Market Risk — The market value of the Fund’s investments will fluctuate as the stock markets fluctuate. Stock prices may decline in response to adverse economic, industry, political or regulatory developments.

Strategy Risk — The Fund’s strategy to invest primarily in equity securities of companies that are viewed as contributing to the world’s future sustainability, as described above, may limit the number of investment opportunities available to the Fund, and the Fund may forgo some market opportunities available to funds that do not have such a strategy.

Issuer Risk — The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any company may perform poorly, causing the value of its securities to decline.

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

Foreign Currency Risk — Foreign currency risk is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund.

Emerging Markets Risk — While investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, these risks are heightened with respect to investments in emerging market countries, where there is an even greater amount of economic, political and social instability.

Large-Capitalization Stock Risk — By focusing on investments in large-capitalization companies, the Fund may underperform funds that invest primarily in stocks of smaller-capitalization companies during instances when smaller-capitalization company stocks are in favor.

Small- and Mid-Capitalization Stock Risk — To the extent the Fund invests in small- and mid-capitalization companies, it is likely to be more volatile than a fund that invests solely in large-capitalization companies. Smaller companies have limited product lines, markets or financial resources. The trading volume of smaller company stocks is normally lower than that of larger companies. Changes in the demand for the stocks of smaller companies generally has a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Liquidity Risk — This is the risk that certain securities that the Fund holds may be difficult or impossible to sell at a particular time or at an acceptable price.

Performance

The following bar chart and table illustrate the risk of investing in the Fund. The bar chart shows the Fund’s performance from year to year. The table below shows the average annual total returns of the Fund compared to those of a broad measure of market performance. Of course, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN as of 12/31 each year

Global Sustainability Fund — Institutional Class

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For the period covered by the bar chart, the highest and lowest quarterly returns were 11.12% (for the quarter ended 09/30/10) and -13.09% (for the quarter ended 06/30/10), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10

	1 Year	Since Inception (March 25, 2009)

Global Sustainability Fund — Institutional Class
Return Before Taxes	0.27%	23.24%
Return After Taxes on Distributions	(2.54)%	20.26%
Return After Taxes on Distributions And Sale of Fund Shares	0.37%	18.35%
MSCI World Index (reflects no deduction for fees or expenses)	11.76%	34.2%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investors’ tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as individual retirement account or a 401(k) plan.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Fund’s investment manager.

Portfolio Managers

The name, title, and length of service of the persons who are primarily responsible for the day to day management of the Fund appear in the table below.

Portfolio Manager	Title	Length of Service
Charles Edwardes-Ker	Portfolio Manager	Since March 2009
Thomas George, CFA	Portfolio Manager	Since March 2009

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares on days when the New York Stock Exchange is open for regular trading. You may sell shares by phone or by mail.

Balance Minimums. For shareholders wishing to purchase shares directly from the Fund, there is an initial purchase and minimum account balance requirement of $1,000,000 per shareholder. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

The Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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